SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2000
                                                         -----------------

                               Aegis Realty, Inc.
                              ------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    ---------
                 (State or other Jurisdiction of Incorporation)

               1-13239                             13-3967879
               -------                             ----------
      (Commission File Number)        (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
            -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 5. Other Events

On December 20, 2000, Aegis Realty, Inc. ("Aegis") entered into a definitive agreement to acquire a portfolio of 19 shopping centers and several retail development opportunities from P.O'B. Montgomery & Co. and its investment partners ("POB"), together with POB's on-going development business. The transaction, which is comprised of cash, operating partnership interests and debt is currently valued at approximately $203 million.

As a condition of the transaction, Aegis will terminate its advisory agreement with its Advisor, Related Aegis, LP and will acquire the assets of its property manager, RCC Property Advisors, L.P. and terminate the property management agreement. As a result, Aegis will become self-administered and self-managed.

The POB transaction is subject to the approval of Aegis' stockholders and customary conditions and is expected to close in the late Spring of 2001, although no assurances can be given that the transaction will close.

On December 21, 2000, Aegis issued a press release announcing the acquisition of the 19 shopping centers and POB. A copy of such press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Aegis to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. Aegis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in Aegis expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a).  Financial Statements

      Not Applicable

(b).  Pro Forma Financial Information

      Not Applicable

(c).  Exhibits

      2.1 Contribution Agreement dated December 20, 2000.

      2.2 Management Internationalization Agreement dated December 20, 2000.

      99.1 Press Release dated December 20, 2000 "Aegis Realty to Acquire 19 Community Shopping Centers & P.O'B. Montgomery & Co.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Aegis Realty, Inc.
                                    (Registrant)


                                    BY:   /s/ Stuart J. Boesky
                                          --------------------
                                          Stuart J. Boesky
                                          President
      December 21, 2000


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